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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


Date of Report (Date of earliest event reported)  October 19, 1998
                                                 (October 15, 1998)


                             TORCHMARK CORPORATION
            (Exact name of registrant as specified in its charter)


     DELAWARE                    1-8052                   63-0780404
  (State or other          (Commission File           (I.R.S. Employer
  jurisdiction of                Number)             Identification No.)
   incorporation)


          2001 Third Avenue South, Birmingham, Alabama    35233
            (Address of principal executive offices)    (Zip Code)

      Registrant's telephone number, including area code: (205) 325-4200

                                     None
         (Former name or former address, if changed since last report)


                           Index of Exhibits page 2.

                  Total number of pages in this report is 3.
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Item 5.  Other Events.

     In a press release dated October 16, 1998, Torchmark Corporation announced that on November 6, 1998 it will distribute its remaining stock interest in Waddell & Reed Financial, Inc. to holders of Torchmark common stock of record as of October 23, 1998. A copy of the press release is attached hereto as an exhibit and is incorporated by reference herein.


Item 7.  Financial Statement and Exhibits.

     (a)  Financial statements of business as acquired.

          Not applicable.


     (b)  Pro forma financial information.

          Not applicable.


     (c)  Exhibits.

          (99) Press Release of Torchmark Corporation dated October 16, 1998.